UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2006

ACTUANT CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-11288	39-0168619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 North Baker Road

Milwaukee, WI 53209

Mailing address: P.O. Box 3241, Milwaukee, Wisconsin 53201

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (414) 352-4160

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Dennis Williams was appointed to the Board of Directors, effective May 26, 2006. Mr. Williams recently retired from IDEX Corporation where he held the positions of President, Chief Executive Officer and Chairman of the Board from 2000 to 2006. A copy of the press release issued by Actuant Corporation is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	Press Release of Actuant Corporation dated May 26, 2006 regarding the appointment of Dennis Williams to the Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTUANT CORPORATION
Date: June 2, 2006
/s/ Andrew G. Lampereur
	Name:	Andrew G. Lampereur
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Actuant Corporation dated May 26, 2006 regarding the appointment of Dennis Williams to the Board of Directors